UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2018

IDENTIV, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29440	77-0444317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Walnut Avenue, Suite 100, Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 250-8888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the

Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On December 19, 2018, Identiv, Inc., a Delaware corporation (“Identiv”) entered into an Asset Purchase Agreement (the “APA”) by and among Identiv, Viscount Acquisition ULC, a British Columbia unlimited liability company and a wholly owned subsidiary of Identiv (“Acquisition Sub” and together with Identiv, the “Purchaser”), Viscount Systems, Inc., a Nevada corporation (“VSI”), Viscount Communications and Control Systems, a British Columbia company and a wholly owned subsidiary of VSI (“VCCS”), Freedom Access and Indemnity, LLC, a Florida limited liability company and a wholly owned subsidiary of VSI (“FAI”, and collectively with VSI and VCCS , the “Seller”), and VS225LLC, a Delaware limited liability company and a special purpose vehicle. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the APA.

Pursuant to the terms and conditions set forth in the APA, Purchaser will, following satisfaction or waiver of applicable conditions to closing, purchase substantially all of the assets of the Freedom, Liberty, and Enterphone™ MESH products and services of VSI (the “Purchased Assets”) and assume certain liabilities related thereto (the “Asset Purchase”). Under the terms of the APA, the aggregate consideration to be paid by Identiv at the closing of the Asset Purchase is expected to be approximately $3.0 million, consisting of approximately $1.0 million in cash, subject to adjustments based on Seller’s closing working capital, and the issuance of shares of Identiv’s common stock with a value of approximately $2.0 million (based on the volume weighted average price of Identiv’s stock over the 20 trading days ending on the trading day preceding the date of the APA). Additionally, in the event that revenue from the Purchased Assets in 2019 is greater than certain specified revenue targets, Identiv will be obligated to issue earn-out consideration of up to a maximum of $3.5 million payable in shares of Identiv’s common stock (subject to certain conditions). In the event that such revenue targets are not met in 2019, but 2020 revenue from the Purchased Assets exceeds certain higher targets for 2020, then Identiv will be obligated to issue up to a maximum of $2.25 million in earnout consideration in the form of stock. The maximum total earnout consideration payable for all periods is $3.5 million in the aggregate, payable in Identiv common stock. $0.15 million of Identiv’s common stock issuable at the closing of the Asset Purchase will be held back for 12 months following the closing for the satisfaction of certain indemnification claims. In addition, Identiv will assume certain lease obligations and will enter into an employment agreement with certain employees of the Seller.

The APA contains customary representations, warranties, and covenants of Seller and Identiv, including covenants by Seller to continue to operate the business in the ordinary course of business until the closing. The APA also includes restrictive covenants and termination rights for the benefit of the Company.

The parties’ obligations to consummate the transactions contemplated by the APA are subject to the satisfaction or waiver of certain conditions. The transaction is expected to close on or about January 2, 2019.

There is no material relationship between Identiv, on the one hand, and Seller, on the other hand, other than in respect of the APA.

The foregoing description of the APA does not purport to be complete and is qualified in its entirety by reference to the full text of the APA, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The APA has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties. The terms of the APA govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the APA. In particular, the assertions embodied in the representations and warranties in the APA reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited, qualified or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and in confidential disclosure schedules to the APA. Moreover, certain representations and warranties in the APA were used for the purpose of allocating risk between the parties rather than establishing matters as facts and may not describe the actual state of affairs at the date they were made or at any other time. Accordingly, you should not rely on the representations and warranties in the APA as characterizations of the actual state of facts about the parties.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 2.01 above is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 20, 2018, Identiv issued a press release announcing entry into the APA. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Asset Purchase Agreement, by and among Identiv, Inc., Viscount Acquisition ULC, Viscount Systems, Inc., Viscount Communications and Control Systems, Freedom Access and Indemnity, LLC, and VS225LLC, dated as of December 19, 2018.*

99.1	Press Release dated December 20, 2018.

*

Schedules and attachments to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules and attachments upon request by the Securities and Exchange Commission.

Note Regarding Forward-Looking Information

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of the Company’s management and can be identified by words such as “anticipates”, “believes”, “plans”, “will”, “intends”, “expects”, and similar references to the future. Any statement that is not a historical fact, including the statements regarding the Asset Purchase, the filing of a Registration Statement on Form S-3, and the potential future payments of Asset Purchase consideration are forward-looking statements. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the satisfaction of certain requirements with respect to any future Asset Purchase consideration and other factors discussed in our public reports, including our Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identiv, Inc.

December 20, 2018	By:	/s/ Sandra Wallach
Sandra Wallach
Chief Financial Officer